SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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PACHOLDER HIGH YIELD FUND, INC.

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PACHOLDER HIGH YIELD FUND, INC.

270 Park Avenue

New York, New York 10017

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To be held on April 23, 2014

March 1, 2014

To the Shareholders:

The Annual Meeting of the shareholders of Pacholder High Yield Fund, Inc. (the “Fund”) will be held on April 23, 2014, at 10:00 a.m., Eastern Time, at 270 Park Avenue, New York, New York. Please contact JPMorgan Funds Services at 1 (877) 217-9502 if you have any questions relating to attending the Annual Meeting in person. The Annual Meeting will be held for the following purposes:

1.  To elect a Board of thirteen Directors to serve until the next annual meeting and until their successors are elected and qualified (Proposal 1);

2.  To consider and act upon such other business as may properly come before the meeting and any adjournments thereof.

The close of business on February 12, 2014 has been fixed as the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. YOUR PROMPT RETURN OF THE PROXY WILL HELP ENSURE A QUORUM AT THE MEETING AND AVOID THE EXPENSE TO THE FUND OF FURTHER SOLICITATION. IN ADDITION TO VOTING BY MAIL, YOU MAY ALSO VOTE EITHER BY TELEPHONE OR VIA THE INTERNET, AS FOLLOWS:

To vote by Telephone:	To vote by Internet:
(1) Read the Proxy Statement and have your proxy card at hand.	(1) Read the Proxy Statement and have your proxy card at hand.
(2) Call the toll-free number that appears on your proxy card.	(2) Go to the website that appears on your proxy card.
(3) Enter the control number set forth on the proxy card and follow the simple instructions.	(3) Enter the control number set forth on the proxy card and follow the simple instructions.

We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed proxy card.

Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

Important Notice regarding the availability of Proxy Materials for the Shareholder Meeting to be held on April 23, 2014.

This proxy statement is available at the website listed on your proxy card.

By Order of the Board of Directors,

Frank J. Nasta

Secretary

PACHOLDER HIGH YIELD FUND, INC.

270 Park Avenue

New York, New York 10017

PROXY STATEMENT

Annual Meeting of Shareholders to be held on April 23, 2014

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors (the “Board”) of the Pacholder High Yield Fund, Inc. (the “Fund”) for use at the annual meeting of shareholders to be held on April 23, 2014 at 10:00 a.m. Eastern Time, at 270 Park Avenue, New York, New York (the “Annual Meeting”) and at any adjournments thereof. If the enclosed proxy is executed properly and returned in time to be voted at the meeting, the shares represented will be voted according to the instructions contained therein. Executed proxies that are unmarked will be voted for the election of each nominee for director, and for or against any other matters acted upon at the meeting in the discretion of the persons named as proxies.

A proxy may be revoked at any time prior to its exercise by filing with the Secretary of the Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the meeting and voting in person. This proxy statement and the related proxy card will be mailed to shareholders on or about March 1, 2014.

The Board has fixed the close of business on February 12, 2014 as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any adjournments thereof. As of the record date, the Fund had outstanding 12,995,297 shares of Common Stock and 1,720 shares of Series W Auction Rate Cumulative Stock (“ARPS”). To the Fund’s knowledge, no person owned beneficially 5% or more of the outstanding shares of the Fund as of the record date, except as provided on Exhibit A. As of December 31, 2013, the directors and officers of the Fund as a group did not beneficially own any shares of the Common Stock of the Fund.

Holders of the Fund’s outstanding shares of Common Stock and ARPS will vote together as a single class to elect eleven directors. As described herein under the section entitled “Proposal 1: Election of Directors,” holders of the Fund’s ARPS will vote separately from holders of the Common Stock to elect two additional directors. As to any other business that may properly come before the meeting, holders of the Common Stock and ARPS may vote together as a single class or separately, depending on the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), the Maryland General Corporation Law and the Fund’s charter with respect to the item of business. Each full share of the Fund’s Common Stock or ARPS is entitled to one vote and each fractional share of the Fund’s Common Stock or ARPS is entitled to a proportionate share of one vote.

The presence in person or by proxy of the holders entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum for the transaction of business at the Annual Meeting. If a quorum is present at the meeting but sufficient votes in favor of one or more proposals are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the shareholders present at the meeting in person or by proxy. The votes of shareholders indicating a vote against a proposal in their proxies will be cast against adjournment or postponement in respect of that proposal.

The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on each proposal at the meeting. The Fund understands that, under the rules of the NYSE MKT, such broker-dealers may grant authority to the proxies designated by the Fund to vote on the election of directors for the Fund if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Broker-dealer firms may, subject to certain conditions, exercise discretion over ARPS held in their names for which no instructions are received by voting such shares in the same proportion as they have voted ARPS for which they have received instructions. Although the rules of the NYSE MKT have been amended to eliminate discretionary voting by brokers in uncontested director elections, the amendment contains an exception for investment companies registered under the 1940 Act, such as the Fund.

In tallying shareholder votes, abstentions, withhold authority votes and “broker non-votes” (i.e., shares held by brokers or nominees as to which instructions have not been received from the beneficial owners or the persons entitled to vote and either (i) the broker or nominee does not have discretionary voting power or (ii) the broker or nominee returns the proxy card but expressly declines to vote on a particular matter) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum for the transaction of business. Under applicable law, abstentions, withhold authority votes and broker non-votes do not constitute votes “for” or “against” a matter and will be disregarded in determining “votes cast” on a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against any adjournment.

To obtain the Fund’s most recent annual report, including financial statements free of charge, or copies of any subsequent shareholder report, please make the request in writing to Pacholder High Yield Fund, Inc., 270 Park Avenue, New York, New York 10017 Attention: Matthew Plastina, Assistant Treasurer or by calling 1-888-294-8217. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request. You can also obtain the most recently available annual report for the Fund by visiting www.pacholder.com.

PROPOSAL 1: ELECTION OF DIRECTORS

Background.

The Board, based on the recommendation of the Governance Committee, has nominated for election as directors of the Fund the individuals (each, a “Nominee” and collectively, the “Nominees”) who currently serve as directors of the Fund and trustees of the J.P. Morgan Funds, as defined below. Each Nominee would hold office until the next annual meeting of shareholders and until his or her successor is elected and qualified. The Nominees are John F. Finn, Dr. Matthew Goldstein, Robert J. Higgins, Frankie D. Hughes, Peter C. Marshall, Mary E. Martinez, Marilyn McCoy, Mitchell M. Merin, William G. Morton, Jr., Dr. Robert A. Oden, Jr., Marian U. Pardo, Frederick W. Ruebeck and James J. Schonbachler. Each of the Nominees was elected at the shareholder meeting held on April 24, 2013. The Nominees are also trustees of the J.P. Morgan Funds, a mutual fund complex consisting of twelve registered investment companies advised by J.P. Morgan Investment Management Inc. (“JPMIM” or the “Adviser”), the Fund’s investment adviser, or its affiliates. JPMIM is a wholly owned subsidiary of JPMorgan Chase & Co.

On April 24, 2013, Mr. Ruebeck and Mr. Schonbachler were elected by ARPS shareholders voting as a separate class. The proposal contemplates that Mr. Ruebeck and Mr. Schonbachler, the chairman and a member, respectively, of the Fixed Income Committee, and a member and the chairman, respectively, of the Audit and Valuation Committee, would serve as candidates for election by holders of the ARPS voting as a separate class at the 2014 annual meeting of shareholders.

Nomination Process.

The Board’s Governance Committee functions as the Nominating Committee and Compensation Committee with respect to the Fund. At the November 19-21, 2013 Board meeting, the Governance Committee and Board evaluated each Nominee. Based on the Governance Committee’s recommendation, the Board nominated each of the Nominees to stand for election at the annual meeting of shareholders. The following is a description of the factors considered by the Governance Committee and the Board in concluding that each Nominee should serve as a Director of the Fund and, with respect to Mr. Ruebeck and Mr. Schonbachler, their nomination to stand for election by holders of the ARPS voting as a separate class.

Qualifications of Nominees.

The Governance Committee and the Board considered the commitment that each Nominee has demonstrated in serving on the Board including the significant time each Nominee has devoted to preparing for meetings and the active engagement and participation of each Nominee at Board meetings. The Governance Committee and the Board also considered the character of each Nominee noting that each Nominee is committed to executing his or her duties as a director with diligence, honesty and integrity. The Governance Committee and the Board also considered the contributions that each Nominee has made to the Board in terms of experience, leadership, independence and the ability to work effectively and collaboratively with other Board members.

The Governance Committee also considered the significant and relevant experience and knowledge that each Nominee has with respect to registered investment companies and asset management. The Governance Committee and the Board noted the additional experience that each of the Nominees has gained with respect to registered investment companies as a result of his or her service on the J.P. Morgan Funds Board. The J.P. Morgan Funds overseen by the J.P. Morgan Funds Board represent almost every asset class including (1) fixed income funds including traditional bond funds, municipal bond funds, high yield funds, government funds, and emerging markets debt funds, (2) money market funds, (3) international, emerging markets and country/region funds, (4) equity funds including small, mid and large capitalization funds and value and growth funds, (5) index funds, (6) funds of funds, including target date funds, and (7) specialty funds including market neutral funds, long/short funds and funds that invest in real estate securities and commodity-related securities and derivatives. The Governance Committee and the Board also considered the experience that each Nominee had with respect to reviewing agreements with the Fund’s service providers in connection with their broader service to the J.P. Morgan Funds including the Fund’s investment adviser, custodian, and fund accountant.

The Governance Committee and the Board also considered the experience and contribution of each Nominee in the context of the Board’s leadership and committee structure. Prior to August 22, 2013, the Board had five committees: the Investments Committee, the Audit and Valuation Committee, the Compliance Committee, the Governance Committee and the Preferred Shares Committee. The Investments Committee had three sub-committees: an Equity Sub-Committee, a Money Market and Alternative Products Sub-Committee and a Fixed Income Sub-Committee. Effective August 22, 2013, the Investments Sub-Committees were reorganized into three separate investment committees: the Equity Committee, the Fixed Income Committee and the Money Market Funds/Alternative Products Committee. The Board has seven committees including the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Money Market Funds/Alternative Products Committee, the Fixed Income Committee and the Preferred Shares Committee. Different members of the Board serve on these three investment committees with respect to each asset type thereby allowing the J.P. Morgan Funds Board to effectively evaluate information for the 167 Funds in the complex in a focused, disciplined manner.

The Governance Committee also considered the operational efficiencies achieved by having a single Board for the Fund and the other registered investment companies overseen by the Adviser and its affiliates as well as the extensive experience of certain nominees in serving on Boards for registered investment companies advised by subsidiaries or affiliates of JPMorgan Chase & Co. and/or Bank One Corporation (known as “heritage J.P. Morgan Funds” or “heritage One Group Mutual Funds”).

In reaching its conclusion that each Nominee should serve as a Director of the Fund and, with respect to Mr. Ruebeck and Mr. Schonbachler, their nomination to stand for election by holders of the ARPS voting as a separate class, the Board also considered the following additional specific qualifications, contributions and experience of each of such Nominees:

John F. Finn.  Mr. Finn has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1998. Until February 2013, Mr. Finn served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Finn has participated in the appointment of the Fund’s independent accountants, the oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Fund’s securities by the Adviser, overseeing the quality and objectivity of the Fund’s independent audit and the financial statements of the Fund, and acting as a liaison between the Fund’s independent registered public accounting firm and the full Board. Mr. Finn currently serves as a member of the Equity Committee and the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Trustees, periodic review of the compensation payable to the Directors, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Fund, the Adviser or the non-interested Directors, oversight of regulatory issues or deficiencies affecting the Fund, oversight of the Fund’s risk management processes and oversight and review of matters with respect to service providers to the Fund. In addition, Mr. Finn is also the head of the Strategic Planning Working Group, comprised of independent Directors. The Strategic Planning Working Group works with the administrator to the Fund on initiatives related to efficiency and effectiveness of Board materials and meetings.

Dr. Matthew Goldstein.  Dr. Goldstein has served as the Chairman of the Board since January 2013 and on the J.P. Morgan Funds Board since 2005. Dr. Goldstein was a member of the heritage J.P. Morgan Funds Board since 2003. Dr. Goldstein serves as the Chairman of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Directors, periodic review of the compensation payable to the Directors, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Fund, the Adviser or the non-interested Directors, oversight of regulatory issues or deficiencies affecting the Fund, oversight of the Fund’s risk management processes and oversight and review of matters with respect to service providers to the Fund. Dr. Goldstein previously served as the Chairman of the Money Market and Alternative Products Sub-Committee.

Robert J. Higgins.  Mr. Higgins has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2002. Mr. Higgins serves as the Chairman of the Equity Committee. Until February 2013, Mr. Higgins served on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Higgins has participated in the appointment of the Fund’s independent accountants, the oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Fund’s securities by the Adviser, overseeing the quality and objectivity of the Fund’s independent audit and the financial statements of the Fund and acting as a liaison between the Fund’s independent registered public accounting firm and the full Board. Mr. Higgins currently serves on the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Fund’s compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Fund’s Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents.

Frankie D. Hughes.  Ms. Hughes has served on the J.P. Morgan Funds Board since 2008. Until February 2013, Ms. Hughes was a member of the Fixed Income Sub-Committee. Ms. Hughes is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of the Fund’s compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Fund’s Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Hughes also serves as a member of the Money Market Funds/Alternative Products Committee.

Peter C. Marshall.  Mr. Marshall has served on the J.P. Morgan Funds Board since 2005 and is currently Vice Chairman. Mr. Marshall was also the Chairman of the heritage One Group Mutual Funds Board, serving as a member of such Board since 1985. Mr. Marshall was also an Audit Committee Financial Expert for the heritage One Group Mutual Funds. Mr. Marshall serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Directors, periodic review of the compensation payable to the Directors, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Fund, the Adviser or the non-interested Directors, oversight of regulatory issues or deficiencies affecting the Fund, oversight of the Fund’s risk management processes and oversight and review of matters with respect to service providers to the Fund. Mr. Marshall also serves as a member of the Money Market Funds/ Alternative Products Committee.

Mary E. Martinez.  Ms. Martinez has served on the J.P. Morgan Funds Board since January 2013. In addition to the experience that Ms. Martinez has gained through her service on the J.P. Morgan Funds Board, Ms. Martinez is a senior financial services executive with over 25 years of experience in asset management, wealth management and private banking services. She has extensive experience with respect to registered investment companies and asset management products as a result of serving as president to other registered investment companies and as a chief operating officer of an asset management firm with responsibility for product development, management, infrastructure and operating oversight, including experience with respect to: (1) diversified product offerings including fundamental, quantitative, traditional and alternative asset classes; (2) asset and portfolio management analytics; (3) risk management and governance; and (4) regulatory and financial reporting. Ms. Martinez also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, she has participated in the appointment of the Fund’s independent accountants, the oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Fund’s securities by the Adviser, overseeing the quality and objectivity of the Fund’s independent audit and the financial statements of the Fund, and acting as a liaison between the Fund’s independent registered public accounting firm and the full Board. Ms. Martinez also serves as a member of the Fixed Income Committee.

Marilyn McCoy.  Ms. McCoy has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1999. Ms. McCoy is the Chairman of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of Fund’s compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Fund’s Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. McCoy also serves as a member of the Equity Committee.

Mitchell M. Merin.  Mr. Merin has served on the J.P. Morgan Funds Board since January 2013 and is the Chairman of the Money Market Funds/Alternative Products Committee. In addition to the experience that

Mr. Merin has gained through his service on the J.P. Morgan Funds Board, Mr. Merin has been in the securities and asset management business for over 25 years and has served as both a board member and president of other registered investment companies and has extensive experience with respect to (1) taxable fixed income products and derivatives; (2) investment oversight; and (3) board governance of registered investment companies and other public companies. Mr. Merin has held leadership positions within the investment company industry including serving as a member of the Executive Committee of the Board of Governors of the Investment Company Institute and the Chair of the Fixed Income Securities and Investment Company Committees of NASDR. Mr. Merin also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, he has participated in the appointment of the Fund’s independent accountants, the oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Fund’s securities by the Adviser, overseeing the quality and objectivity of the Fund’s independent audit and the financial statements of the Fund, and acting as a liaison between the Fund’s independent registered public accounting firm and the full Board.

William G. Morton, Jr.  Mr. Morton has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2003. Mr. Morton also serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Directors, periodic review of the compensation payable to the Directors, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Fund, the Adviser or the non-interested Directors, oversight of regulatory issues or deficiencies affecting the Fund, oversight of the Fund’s risk management processes and oversight and review of matters with respect to service providers to the Fund. Mr. Morton also serves as a member of the Equity Committee.

Dr. Robert A. Oden Jr.  Dr. Oden has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1997. Until February 2013, Dr. Oden was a member of the Compliance Committee. As a member of the Compliance Committee, he has participated in the oversight of the Fund’s compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Fund’s Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Dr. Oden currently serves as a member of the Governance Committee. As a member of the Governance Committee, he has participated in the selection and nomination of persons for election or appointment as Directors, periodic review of the compensation payable to the Directors, review and evaluation of the functioning of the Board and its committees, oversight of any ongoing litigation affecting the Fund, the Adviser or the non-interested Directors, oversight of regulatory issues or deficiencies affecting the Fund, oversight of the Fund’s risk management processes and oversight and review of matters with respect to service providers to the Fund. Dr. Oden also serves as a member of the Fixed Income Committee

Marian U. Pardo.  Ms. Pardo has served on the J.P. Morgan Funds Board since February 2013. In addition to the experience that Ms. Pardo has gained through her service on the J.P. Morgan Funds Board, Ms. Pardo has been in the financial services industry since 1968, with experience in banking, lending, and investment management, and has specific experience with respect to (1) portfolio management, (2) the J.P. Morgan Funds’ investment advisory business, and (3) banking and investment management. She served as a portfolio manager for equity funds across the capitalization spectrum including, prior to 2002, small cap US equity funds advised by JPMIM. Ms. Pardo is also a member of the Compliance Committee. As a member of the Compliance Committee, she has participated in the oversight of Fund’s compliance with legal, regulatory and contractual requirements and compliance policies and procedures, as well as the appointment and compensation of the Fund’s Chief Compliance Officer. The members of the Compliance Committee also oversee the investigation and resolution of any significant compliance incidents. Ms. Pardo also serves as a member of the Money Market Funds/Alternative Products Committee.

Frederick W. Ruebeck.  Mr. Ruebeck has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage One Group Mutual Funds Board since 1994. Mr. Ruebeck is the Chairman of the Fixed Income Committee. Mr. Ruebeck also serves on the Audit and Valuation Committee. As a member of the Audit and Valuation Committee, Mr. Ruebeck has participated in the appointment of the Fund’s independent accountants, the oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Fund’s securities by the Adviser, overseeing the quality and objectivity of the Fund’s independent audit and the financial statements of the Fund, and acting as a liaison between the Fund’s independent registered public accounting firm and the full Board.

James J. Schonbachler.  Mr. Schonbachler has served on the J.P. Morgan Funds Board since 2005 and was a member of the heritage J.P. Morgan Funds Board since 2001. Mr. Schonbachler serves as Chairman of the Audit and Valuation Committee. In connection with his duties to the Audit and Valuation Committee, Mr. Schonbachler has participated in the appointment of the Fund’s independent accountants, the oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Fund’s securities by the Adviser, overseeing the quality and objectivity of the Fund’s independent audit and the financial statements, and acting as a liaison between the Fund’s independent registered public accounting firm and the full Board. Mr. Schonbachler also serves as a member of the Fixed Income Committee.

Additional Information concerning the Nominees.  Each Nominee has consented to being named in this proxy statement and has agreed to serve as a director of the Fund if elected; however, should any nominee become unable or unwilling to accept nomination or election, the persons named in the proxy will exercise their voting power in favor of such other person or persons as the Board may recommend. There are no family relationships among the Nominees. The address for each of the Nominees is 270 Park Avenue, New York, New York 10017. The Governance Committee has concluded that each Nominee designated as non-interested would qualify as an “independent” director for purposes of NYSE MKT Company Guide 803A.

The following table sets forth information concerning the Nominees.

Name and Year of Birth	Positions held with the Fund, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[4] Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years[5]
Non-Interested Nominees
Dr. Matthew Goldstein (1941)	Chairman since 2013; Director since April 22, 2009	Professor, City University of New York (2013-Present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	167	Trustee, Museum of Jewish Heritage (2011-present).

John F. Finn (1947)	Director since April 22, 2009	Chairman (1985-present), President and Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	167	Director, Cardinal Health, Inc. (CAH) (1994-present); Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present).

Name and Year of Birth	Positions held with the Fund, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[4] Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years[5]
Robert J. Higgins (1945)	Director since April 22, 2009	Retired. Director of Administration of the State of Rhode Island (2003-2004); President – Consumer Banking and Investment Services Fleet Boston Financial (1971-2002).	167	None.

Peter C. Marshall (1942)	Director since April 22, 2009	Self-employed business consultant (2002-present);	167	None

Mary E. Martinez (1960)	Director since January 1, 2013	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management; U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005)	167	None

Marilyn McCoy[1] (1948)	Director since April 22, 2009	Vice President of Administration and Planning, Northwestern University (1985-present).	167	Trustee, Carleton College (2003-present).

Mitchell M. Merin (1953)	Director since January 1, 2013	Retired (2005-present); President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005)	167	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance); Trustee, Trinity College, Hartford, CT (2002-2010).

William G. Morton, Jr. (1937)	Director since April 22, 2009	Retired; Chairman Emeritus (2001-2002), and Chairman and Chief Executive Officer, Boston Stock Exchange (1985-2001).	167	Director, Radio Shack Corp. (electronics) (1987-2008); Director, National Organization of Investment Professionals; (2010-present); Trustee of the Stratton Mountain School (2001-present).

Name and Year of Birth	Positions held with the Fund, Term of Office, and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex[4] Overseen by Nominee	Other Directorships Held by Nominee During the Past 5 Years[5]
Dr. Robert A. Oden, Jr. (1946)	Director since April 22, 2009	Retired, President, Carleton College (2002-present); President, Kenyon College (1995-2002).	167	Trustee, American University in Cairo (1999-present); Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo[2] (1946)	Director since February 1, 2013	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006)	167	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939)	Director since April 22, 2009	Advisor, Jerome P. Green & Associates, LLC (broker-dealer) (2000-present); self-employed as a consultant (2000-present); Chief Investment Officer, Wabash College (2004-present); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	167	Trustee, Wabash College (1988-present); Chairman, Indianapolis Symphony Foundation (1994-present).

James J. Schonbachler (1943)	Director since April 22, 2009	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	167	None

Interested Nominees Not Affiliated With The Adviser
Frankie D. Hughes[3] (1952)	Director since April 22, 2009	Principal and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-present)	167	Trustee, The Victory Portfolios (2000-2008) (investment companies)

(1)	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.
(2)	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully funded qualified plan, which is not an obligation of JPMorgan Chase.

(3)	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

(4)

A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex includes twelve registered investment companies (167 funds), including J.P. Morgan Mutual Fund Group (“JPMMFG”) which liquidated effective November 29, 2012 and is in the process of winding up its affairs

(5)	Includes companies with a class of securities registered under the Securities Exchange Act of 1934, as amended (“Exchange Act”), or subject to the requirements of Section 15(d) of the Exchange Act, other than the Fund.

Fund Shares Owned by Nominees

The following table sets forth, for each Nominee, the dollar range of equity shares beneficially owned in the Fund as of December 31, 2013. The information as to beneficial ownership is based on statements furnished to the Fund by each Nominee. Beneficial ownership means having directly or indirectly, through any contract, arrangement, understanding, relationship or otherwise, a direct or indirect pecuniary interest in shares of the Fund, and includes shares of the Fund held by members of the person’s immediate family sharing the same household; provided, however, that the presumption of such beneficial ownership may be rebutted. Each Nominee’s individual beneficial shareholdings of the Fund constitute less than 1% of the outstanding shares of the Fund.

Name of Nominee	Dollar Range of Fund Shares Beneficially Owned[1]	Aggregated Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Nominee in Family of Investment Companies[2,3]
Non-Interested Nominees
John F. Finn	None	Over $100,000
Dr. Matthew Goldstein	None	Over $100,000
Robert J. Higgins	None	Over $100,000
Mary E. Martinez	None	Over $100,000
Marilyn McCoy	None	Over $100,000
Mitchell E. Merin	None	Over $100,000
Peter C. Marshall	None	Over $100,000
William G. Morton, Jr.	None	Over $100,000
Robert A. Oden, Jr.	None	Over $100,000
Marian U. Pardo	None	Over $100,000
Frederick W. Ruebeck	None	Over $100,000
James J. Schonbachler	None	Over $100,000

Interested Nominees Not Affiliated With The Adviser
Frankie D. Hughes*	None	Over $100,000

(1)	The Fund does not offer any pension or retirement plan benefits to its directors or officers.

(2)	“Family of Investment Companies” includes the J.P. Morgan Funds, comprised of 167 funds.

(3)	For Ms. McCoy and Messrs. Finn, Higgins, Marshall, Oden and Ruebeck, these amounts include deferred compensation balances, as of December 31, 2013, through participation in the J.P. Morgan Funds’ Deferred Compensation Plan for Eligible Directors.

*	Ms. Hughes is treated as an “interested person” based on the portfolio holdings of clients of Hughes Capital Management, Inc.

Board Leadership Structure and Oversight.

The Board has structured itself in a manner that allows it to effectively perform its oversight function. The Chairman of the Board is an independent Director, which allows him to carry out his leadership duties as Chairman with objectivity.

In addition, the Board has adopted a committee structure that allows it to effectively perform its oversight function for the 167 Funds in the J.P. Morgan Funds complex. As described under “Qualifications of Nominees” and “Additional Information About Committees and Board Meetings,” the Board has seven committees including the Audit and Valuation Committee, the Compliance Committee, the Governance Committee, the Equity Committee, the Money Market Funds/Alternative Products Committee, the Fixed Income Committee and the Preferred Shares Committee. The Board has determined that the leadership and committee structure is appropriate for the Fund and allows the Board to effectively and efficiently evaluate issues that impact the J.P. Morgan Funds as a whole as well as issues that are unique to the Fund.

The Board and the Committees take an active role in risk oversight including the risks associated with registered investment companies including investment risk, compliance and valuation. The Governance Committee oversees and reports to the Board on the risk management processes for the Fund. In addition, in connection with its oversight, the Board receives regular reporting from the Chief Compliance Officer (CCO), the Adviser, the Administrator, and the internal audit department of JPMorgan Chase & Co. The Board also receives periodic reporting from the Chief Risk Officer of J.P. Morgan Asset Management1 (“JPMAM”) including reporting concerning operational controls that are designed to address market risk, credit risk, and liquidity risk among others. The Board also receives regular reporting from personnel responsible for JPMAM’s business resiliency and disaster recovery.

In addition, the Board and its Committees work on an ongoing basis in fulfilling the oversight function. At each quarterly meeting, the Board receives a report from the Fixed Income Committee which, in turn, meets with representatives of the Adviser as well as an independent consultant to review and evaluate the ongoing performance of the Fund. The Audit and Valuation Committee is responsible for oversight of the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies, assisting the Board in its oversight of the valuation of the Fund’s securities by the Adviser, overseeing the quality and objectivity of the Fund’s independent audit and the financial statements of the Fund, and acting as a liaison between the Fund’s independent registered public accounting firm and the full Board. The Compliance Committee is responsible for oversight of the Fund’s compliance with legal, regulatory and contractual requirements and compliance with policy and procedures. The Governance Committee is responsible for, among other things, oversight of matters relating to the Fund’s corporate governance obligations and risk management processes, Fund service providers and litigation. The Preferred Shares Committee allows the Fund to quickly respond to issues unique to the ARPS, particularly issues associated with maintaining the asset coverage requirements applicable to the ARPS. At each quarterly meeting, each of the Governance Committee, the Audit and Valuation Committee and the Compliance Committee report their committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.

Additional Information About Committees and Board Meetings

Audit and Valuation Committee.  The Board has an audit committee composed entirely of Directors who are not “interested persons” of the Fund, the Fund’s investment adviser or its affiliates as that term is defined in the 1940 Act (the “Audit Committee”). The current members of the Audit Committee are Messrs. Schonbachler (Chairman), Merin, Ruebeck, and Ms. Martinez. The Audit Committee operates pursuant to a written charter, which was most recently amended in June 2013 and reviewed in November 2013. A copy of the Audit Committee charter is attached as Appendix 1. The report of the Audit Committee, as approved on February 12, 2014, is attached to this proxy statement as Appendix 2. The purposes of the Audit and Valuation Committee are to: (i) appoint and determine compensation of the Fund’s independent accountants; (ii) evaluate the independence of the Fund’s

[1]

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

independent accountants; (iii) oversee the performance of the Fund’s audit, accounting and financial reporting policies, practices and internal controls and valuation policies; (iv) approve non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002; (v) assist the Board in its oversight of the valuation of the Fund’s securities by the Adviser, as well as any sub-adviser; (vi) oversee the quality and objectivity of the Fund’s independent audit and the financial statements of the Fund; (vii) act as a liaison between the Fund’s independent registered public accounting firm and the full Board; and (viii) perform specific responsibilities as required by NYSE MKT rules. The Audit Committee has delegated valuation responsibilities to any member of the committee to respond to inquiries on valuation matters and participate in fair valuation determinations when the Fund’s valuation procedures require Board action, but it is impracticable or impossible to hold a meeting of the entire Board. Prior to November 18, 2009, the Board delegated these valuation responsibilities to a Valuation Sub-Committee of the Audit Committee.

Compliance Committee.  The Compliance Committee operates pursuant to a written charter. The members of the Compliance Committee are Ms. McCoy (Chairman), Ms. Hughes, Ms. Pardo and Mr. Higgins. The primary purposes of the Compliance Committee are to (i) oversee the Fund’s compliance with legal and regulatory and contractual requirements and the Fund’s compliance policies and procedures; and (ii) consider the appointment, compensation and removal of the Fund’s Chief Compliance Officer.

Governance Committee.  The members of the Governance Committee are Messrs. Goldstein (Chairman), Finn, Marshall, Morton and Oden, each an independent Directors. The Governance Committee operates pursuant to a written charter, which was most recently amended in February 2012 and reviewed in November 2013. A copy of the Governance Committee charter is attached as Appendix 3. The duties of the Governance Committee include, but are not limited to, (i) selection and nomination of persons for election or appointment as Directors; (ii) periodic review of the compensation payable to the non-interested Directors; (iii) establishment of non-interested Directors expense policies; (iv) periodic review and evaluation of the functioning of the Board and its committees; (v) selection of independent legal counsel to the non-interested Directors and legal counsel to the Fund; (vi) oversight of ongoing litigation affecting the Fund, the Adviser or the non-interested Directors; (vii) oversight of regulatory issues or deficiencies affecting the Fund (except financial matters considered by the Audit Committee); (viii) oversight of the risk management processes for Fund; and (ix) oversight and review of matters with respect to service providers to the Fund (except the Fund’s independent registered public accounting firm). When evaluating a person as a potential nominee to serve as an Independent Director, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Director; (iii) the contribution that the person can make to the Board and the J.P. Morgan Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. Although the Board does not have a specific policy with respect to diversity, the Governance Committee will consider the extent to which potential candidates possess sufficiently diverse skill sets and diversity characteristics that would contribute to the Board’s overall effectiveness. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Directors, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Fund at the Fund’s principal business address.

Equity Committee, Fixed Income Committee and Money Market Funds/Alternative Products Committee. Each member of the Board, other than Dr. Goldstein, serves on one of the following committees of the J.P. Morgan Funds: the Equity Committee, the Fixed Income Committee and the Money Market Funds/Alternative Products Committee. These three Committees are divided by asset type and different members of the J.P. Morgan Funds Board serve on each committee with respect to each asset type. Each Committee operates pursuant to a written charter. The function of the Committees is to assist the Board in the oversight of the investment management services provided by the Adviser to the J.P. Morgan Funds, including the Fund, as well as any sub-adviser to the J.P. Morgan Funds. The primary purpose of each Committee is to (i) assist the Board in its oversight of the investment management services provided by the Adviser to the J.P. Morgan Funds, including the Fund, designated for review by each Committee; and (ii) review and make recommendations to the Board concerning the approval of proposed new or continued advisory and distribution arrangements for the J.P. Morgan Funds, including the Fund, or for new funds. The full Board may delegate to the applicable Committee from time to time the authority to make Board level decisions on an interim basis when it is impractical to convene a meeting of the full Board. Each of the Committees receives reports concerning investment management topics, concerns or exceptions with respect to particular J.P. Morgan Funds, including the Fund, which the Committee is assigned to oversee, and work to facilitate the understanding by the Board of particular issues related to investment management of J.P. Morgan Funds, including the Fund, reviewed by the applicable Committee. The Fixed Income Committee is responsible for the Fund. The Fixed Income Committee members are Messrs. Ruebeck (Chair), Oden and Schonbachler and Ms. Martinez.

The Board has a Preferred Shares Committee. The members of the Preferred Shares Committee are Messrs. Ruebeck and Schonbachler. The Preferred Shares Committee, among other things, reviews proposals for the Fund to redeem ARPS in the event that the officers of the Fund determine from time to time that the Fund will not be able to sustain compliance with asset coverage tests.

For the fiscal year ended December 31, 2013, the Board met 12 times. The Audit Committee met five times during 2013. The Compliance Committee met four times during 2013. The Governance Committee met four times during 2013. The Fixed Income Committee met six times, the Equity Committee met six times, and the Money Market Funds/Alternative Products Committee met six times during 2013. The Preferred Shares Committee met one time in 2013. Each Nominee attended at least 75% of the aggregate of the total number of meetings of the Board and Committee on which he or she serves. There were no directors in attendance at the Fund’s 2013 annual meeting of shareholders.

Officers of the Fund

The officers of the Fund are elected by and hold office at the discretion of the Board. The following table sets forth information concerning each executive officer of the Fund as well as the Chief Compliance Officer and the Secretary.

Name, Address and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Robert L. Young 270 Park Avenue New York, NY 10017 1963	President	Position held since September 3, 2013	Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. since 1010; Senior Vice President, J.P. Morgan Funds (2005-2010); Chief Operating Officer, J.P. Morgan Funds (2005-2010); Director and various officer positions for JPMorgan Funds Management, Inc. (formerly One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly One Group Dealer Services, Inc. from 1999 to present. Mr. Young has been with JPMorgan Chase & Co. (formerly Bank One Corporation) since 1997.

Joy C. Dowd 270 Park Avenue New York, NY 10017 1972	Treasurer	Position held since September 1, 2010	Assistant Treasurer from 2009 to 2010; Executive Director, JPMorgan Funds Management, Inc. from February 2011; Vice President, JPMorgan Funds Management, Inc. from December 2008 to February 2011; prior to joining JPMorgan Chase, Ms. Dowd worked in MetLife’s investments audit group from 2005 through 2008.

Frank J. Nasta 270 Park Avenue New York, NY 10017 1964	Secretary	Position held since April 2009	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J&W Seligman & Co., Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman 270 Park Avenue New York, NY 10017 1953	Chief Compliance Officer	Position held since June 2008	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Compensation of Directors and Officers

For the fiscal year ended December 31, 2013, the Fund paid each director who is not an employee of the Adviser or any corporate affiliate of the Adviser as follows:

The Funds of the J.P. Morgan Funds Complex overseen by the Directors pay each Director an annual fee of $315,000 and reimburse each Director for expenses incurred in connection with service as a Director. In addition, the Funds pay the Chairman $225,000 and the Vice Chairman $75,000. The Chairman and Vice Chairman receive no additional compensation for service as committee or sub-committee chairmen. Committee chairs and sub-committee chairs who are not already receiving an additional fee are each paid $50,000. Beginning January 1, 2014, Mr. Finn also receives an additional annual fee of $50,000 for his services as head of the Strategic Planning Working Group, comprised of independent Directors. The Strategic Planning Working Group works with the administrator to the Funds on initiatives related to efficiency and effectiveness of Board materials and meetings. The Directors may hold various other directorships unrelated to the J.P. Morgan Funds Complex.

The compensation table below sets forth the total compensation paid to the current Directors from the Fund and J.P. Morgan Funds Complex for the calendar year ended December 31, 2013.

Name of Director	Pacholder Fund	Total Compensation Paid from the Fund Complex(1)
Independent Directors
John F. Finn	$75	$315,000	(2)
Dr. Matthew Goldstein	128	540,000
Robert J. Higgins	44	365,000	(3)
Peter C. Marshall	92	390,000	(4)
Mary E. Martinez	75	315,000
Marilyn McCoy	44	365,000
Mitchell M. Merin	85	359,941
William G. Morton, Jr.	75	315,000
Dr. Robert A. Oden, Jr.	75	315,000	(5)
Marian U. Pardo	72	301,875
Frederick W. Ruebeck	86	365,000	(6)
James J. Schonbachler	86	365,000	(7)

Interested Director Not Affiliated With The Adviser
Frankie D. Hughes	75	315,000

(1)	A Fund Complex means two or more registered investment companies that (i) hold themselves out to investors as related companies for purposes of investment and investor services or (ii) have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Directors currently serves includes twelve registered investment companies (167 Funds), including JPMMFG which liquidated effective November 29, 2012 and is in the process of winding up its affairs.

(2)	Includes $315,000 of Deferred Compensation.

(3)	Includes $365,000 of Deferred Compensation.

(4)	Includes $78,000 of Deferred Compensation.

(5)	Includes $31,500 of Deferred Compensation.

(6)	Includes $182,500 of Deferred Compensation.

(7)	Includes $146,000 of Deferred Compensation.

The officers of the Fund receive no direct remuneration from the Fund except, the Fund, along with the other J.P. Morgan Funds, make reimbursement payments, on a pro-rata basis, to the Fund’s Administrator for a portion of the fees associated with the Office of the Fund’s CCO. The Fund’s other officers are compensated by affiliates of JPMorgan Chase & Co. for services rendered to the Fund.

Procedures for Communications to the Board

The Board has adopted a process for shareholders to send communications to the Board. To communicate with the Board or an individual director, a shareholder must send written communications to 270 Park Avenue, New York, New York 10017, addressed to the Board of Directors of Pacholder High Yield Fund, Inc., Attention: Frank Nasta, Secretary or the individual director. All shareholder communications received in accordance with this process will be forwarded to the Board or the individual director.

Required Vote

Under the Fund’s charter, the holders of the outstanding shares of ARPS, voting as a separate class, are entitled to elect two directors and the holders of the outstanding shares of Common Stock and ARPS, voting together as a single class, are entitled to elect the remaining directors of the Fund. The Board has nominated Mr. Ruebeck and Mr. Schonbachler for election by holders of the ARPS and the remainder of the Nominees for election by the holders of the Common Stock and ARPS. The directors will be elected by a plurality of the votes cast at the meeting, provided that a quorum is present. Votes to withhold authority will not be considered votes cast for this purpose. It is expected that proxies for the election of directors will be voted at the meeting.

THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES LISTED ABOVE.

OTHER BUSINESS

The management of the Fund knows of no other business that may come before the Annual Meeting. If any additional matters are properly presented at the meeting, the persons named in the accompanying proxy, or their substitutes, will vote such proxy in accordance with their best judgment on such matters.

INFORMATION CONCERNING THE ADVISER, THE ADMINISTRATOR, CUSTODIAN, FUND ACCOUNTANT AND SECURITIES LENDING AGENT

J.P. Morgan Investment Management Inc., 270 Park Avenue, New York, NY 10017 serves as the Fund’s investment adviser. JPMorgan Funds Management, Inc., 460 Polaris Parkway, Westerville, OH 43082 serves as the Fund’s administrator. JPMorgan Chase Bank, N.A., 270 Park Avenue, New York, NY 10017 serves as the Fund’s custodian, fund accountant, and securities lending agent. J.P. Morgan Funds Management, Inc., JPMorgan Chase Bank, N.A. and J.P. Morgan Investment Management Inc. are indirect wholly owned subsidiaries of JPMorgan Chase & Co., 270 Park Avenue, New York, NY 10017. The Fund paid $151,345 during the fiscal year ended December 31, 2013 to JPMorgan Funds Management, Inc. for administrative services. The Fund paid JPMorgan Chase Bank, N.A. $51,801 for custody and fund accounting services for the fiscal year ended December 31, 2013. The Fund did not participate in securities lending for the fiscal year ended December 31, 2013.

INFORMATION CONCERNING THE INDEPENDENT AUDITORS

The Board has selected PricewaterhouseCoopers LLP (“PwC”) as the independent auditors for the Fund for the fiscal year ending December 31, 2014. PwC will also prepare the Fund’s federal and state income tax returns and provide certain permitted non-audit services. PwC, in accordance with Public Company Accounting Oversight Board Rule 3526, has confirmed to the Audit and Valuation Committee that they are independent auditors with respect to the Fund. The Audit and Valuation Committee has considered whether the provision by PwC to the Fund of non-audit services to the Fund or of professional services to the Fund’s investment adviser and entities that control, are controlled by or are under common control with the adviser is compatible with maintaining PwC’s independence and has discussed PwC’s independence with them. Representatives of PwC are not expected to be present at the Annual Meeting but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence. PwC served as the Fund’s independent auditors for the fiscal years ended December 31, 2012 and 2013.

Audit Fees

The aggregate fees billed by PwC for professional services rendered for the audit of the Fund’s annual financial statements for the fiscal years ended December 31, 2012 and 2013 were $89,500 and $93,050, respectively.

Audit-Related Fees

The aggregate fees billed by PwC for professional services rendered reasonably related to the performance of the audit or review of the Fund’s financial statements for the fiscal years ended December 31, 2012 and 2013 were $15,600 and $16,530, respectively. Audit-related fees include amounts for attestation services for semi-annual financial statements and examinations performed pursuant to Rule 17f-2 under the Investment Company Act of 1940.

Tax Fees

The aggregate fees billed by PwC for professional services rendered for tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2012 and 2013 were $15,900 and $16,680, respectively. Tax fees include amounts for tax compliance, tax planning and tax advice.

All Other Fees

There were no fees billed by PwC for professional services rendered for services other than audit and audit-related services, and tax compliance, tax advice and tax planning for the fiscal years ended December 31, 2012 and 2013.

The aggregate non-audit fees billed by PwC for professional services rendered to the Fund, the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser for the fiscal years ended December 31, 2012 and December 31, 2013 were $33 million and $33 million, respectively. Such fees were for attest services and agreed-upon procedures not required by statute or regulation, which address accounting, reporting and control matters. Such fees also included tax return compliance, tax advice regarding routine business transactions primarily related to private equity activities and other tax services. The Fund’s Audit and Valuation Committee has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved is compatible with maintaining PwC’s independence.

Pursuant to the Fund’s Audit and Valuation Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit and Valuation Committee has pre-approved all audit and non-audit services performed by PwC for the Fund. In addition, the Audit and Valuation Committee pre-approves PwC’s engagement for non-audit services with the Fund’s investment adviser and any service affiliate, if the engagement relates directly to the operations and financial reporting of the Fund. The Pre-approval Policy lists a number of audit and non-audit services that have been approved by the Audit and Valuation Committee, or which are not subject to pre-approval under applicable regulations (the “Pre-approval List”). The Audit and Valuation Committee annually reviews and pre-approves the services that may be provided by PwC without obtaining additional specific pre-approval of the individual services. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit and Valuation Committee. One or more members of the Audit and Valuation Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. The Audit and Valuation Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

SOLICITATION OF PROXIES

In addition to solicitation by mail, solicitations on behalf of the Board of Directors may be made by telephone. Certain officers and regular agents of the Fund, who will receive no additional compensation for their services, may use their efforts, by telephone or otherwise, to request the return of proxies. The costs of the Annual Meeting, including the costs of preparing, assembling, mailing and transmitting proxy materials and of soliciting proxies on behalf of the Board, will be borne by the Fund. The Fund will reimburse, upon request, broker-dealers and other custodians, nominees and fiduciaries for their reasonable expenses of sending proxy solicitation materials to beneficial owners.

SECTION 16(a) BENEFICIAL OWNER REPORTING COMPLIANCE

Based upon a review of copies of the forms received by the Fund, all directors and officers of the Fund, any person who owns more than 10% of the Fund’s outstanding securities and certain required officers of the Adviser have filed on a timely basis with the SEC the reports of beneficial ownership of Fund shares required by Section 16(a) of the Exchange Act for the Fund’s most recently concluded fiscal year ended on December 31, 2013.

SHAREHOLDER PROPOSALS

To be considered for presentation at the Fund’s 2015 annual meeting of shareholders, a shareholder proposal submitted pursuant to Rule 14a-8 under the Exchange Act must be received at the Fund’s principal office c/o the Secretary of the Fund no later than the close of business November 1, 2014. Written notice of a shareholder proposal submitted outside of the processes of Rule 14a-8 must be delivered to the Fund’s principal office c/o the Secretary of the Fund no later than the close of business on December 1, 2014 and no earlier than on November 1, 2014. In the event the date of the 2015 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2014 meeting, shareholders who wish to submit a proposal or nomination for consideration at the 2015 annual meeting in accordance with the advance notice provisions of the bylaws of the Fund must deliver such proposal or nomination not earlier than the 120th day prior to such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. In order to be included in the Fund’s proxy statement and form of proxy, a shareholder proposal must comply with all applicable legal requirements. Timely submission of a proposal does not guarantee that such proposal will be included.

SHAREHOLDER REPORTS

The Fund’s Annual Report for the fiscal year ended December 31, 2013 may be obtained without charge by calling the Fund toll free at 1-888-294-8217 or by writing to Pacholder High Yield Fund, Inc., 270 Park Avenue, New York, New York 10017, Attention Matthew Plastina, Assistant Treasurer. To reduce expenses and conserve natural resources, a single copy of the proxy will be sent to individual shareholders who share a residential address, provided they have the same last name or the Fund reasonably believes they are members of the same family. If you would like to receive a separate copy of the proxy without charge, please call the Fund toll free at 1-888-294-8217 or write the Fund at: Pacholder High Yield Fund, Inc., 270 Park Avenue, New York, New York 10017, Attention Frank Nasta, Secretary.

Appendix 1

J.P. MORGAN FUNDS

AUDIT AND VALUATION COMMITTEE CHARTER

(As Amended June 2013)

ORGANIZATION AND MEMBERSHIP

There shall be a committee of the Boards of Trustees* (the “Boards”) of the J.P. Morgan Funds, including the Pacholder High Yield Fund, Inc., (the “Funds”) to be known as the Audit and Valuation Committee (the “Committee”). The Committee shall be composed of Trustees who: (1) are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”); (2) do not accept, directly or indirectly, any compensation from the Funds or its affiliates except compensation for services as a member of the Boards or Committees of the Boards; and (3) are independent as defined in the NYSE Amex Company Guide 803A and satisfy the requirements of NYSE Amex Company Guide 803B(2). Each member shall be free of any relationship that would interfere with their exercise of independent judgment as a Committee member. Each member of the Committee must be “financially literate” that is; be able to read and understand fundamental financial statements, including a balance sheet, income statement and cash flow statement.

The Chairman of the Boards shall determine the number of Committee members, which shall be at least three members, and shall nominate the members of the Committee, and shall appoint the Chairperson of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee or as is consistent with current practice.

VALUATION

There Committee shall be charged with assisting the Boards in their oversight of the valuation of Funds’ securities by the Administrator, with assistance from the Adviser and Sub-Advisers, to the Funds, and such other duties as shall be determined by the Chairman of the Boards, subject to the approval of the full Boards. The Committee hereby delegates authority to any member of the Committee to respond to inquires on valuation matters and participate in fair valuation determinations that occur between meetings of the Committee and such valuation decisions shall be reported to and ratified by the Committee at a subsequent meeting.

The Committee shall consult with and report to the Audit Committee and the Chairman of the Boards. The Boards or the Audit Committee may establish subcommittees of the Audit Committee as they determine appropriate.

MEETINGS

The Committee shall meet periodically, but at least twice per year, either on its own or in conjunction with meetings of the Boards of the Funds, and from time to time as necessary. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

*	The term “Board of Trustees” also refers to “Board of Directors” and the term “Trustee” also refers to “Director.”

1

REPORTING

The Committee Chairperson shall report to the Boards of Trustees on the results of the Committee’s reviews and make such recommendations as the Committee has approved. The Committee will keep minutes of its meetings and will make such minutes available to the full Boards of Trustees for review. Members of the Committee who make valuation decisions between Committee meetings shall report such decisions to the full Committee at a subsequent meeting following any valuation consultation.

PURPOSES

The primary purposes of the Committee are (1) appointment, retention, compensation, and oversight of the Funds’ independent accountants; (2) oversight of the performance of the Funds’ audit, accounting and financial reporting policies, practices and internal controls; (3) approval of non-audit services, as required by the statutes and regulations administered by the Securities and Exchange Commission (the “Commission”), including the 1940 Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes Act”); and (4) oversight of compliance with the requirements of Regulation S-K and the NYSE Amex applicable to the Pacholder High Yield Fund, Inc.

Audit

The Committee will oversee the quality and objectivity of the Funds’ independent audit and the financial statements of the Funds, act as a liaison between the Boards of Trustees and the Funds’ independent accountants and periodically report to the Boards of Trustees. In performing its duties, the Committee shall have unrestricted access to each Fund’s independent accountants and executive and financial management of the Funds, and such other resources as it may deem appropriate. The independent accountant shall report directly to the Committee.

The existence and activities of the Committee shall not relieve management of any responsibilities to maintain appropriate systems for accounting, internal control and internal audit, nor the Funds’ independent accountants of their responsibilities under applicable professional and legal standards.

Valuation

The Boards have adopted certain valuation procedures and have delegated to the Administrator, with assistance from the Adviser and Sub-Advisers, the responsibility for the day-to-day operational aspects of the valuation process. In those instances where the valuation procedures require the action of the Boards, any member of the Committee shall act in lieu of the full Boards with respect to those instances where it may be impracticable or impossible to hold meetings of the entire Boards. Any such interim actions taken by a Committee member with respect to valuation shall be submitted to the full Boards for ratification at the next scheduled meeting of the full Boards.

The Committee shall consult with independent counsel to the Trustees so that they may be apprised of regulatory developments affecting valuation issues.

FINANCIAL EXPERTS

The Committee shall recommend to the Board that the Board designate one or more Committee members as “Audit Committee Financial Experts” (“ACFE”). Such person(s) shall also be presumed to be “financially sophisticated” as required by NYSE Amex Company Guide 803B(2). In recommending that a person be designated an ACFE, the Committee shall consider the factors prescribed by Section 407 of the Sarbanes Act, relevant regulations of the Commission, and such other factors as the Committee deems relevant.

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A Committee member designated as ACFE shall not be subject to a different or higher degree of individual responsibility, care or obligation than other members of the Committee. The designation of one or more Committee members as ACFE shall not alter or decrease the duties and obligations of members of the Committee not so designated.

RESPONSIBILITIES

The Committee shall have the following responsibilities:

•	Approve the appointment and compensation of the Funds’ independent accountants.

•

Evaluate the independence of the independent accountants, taking into consideration, among other things, whether the independent accountants provide any consulting, audit and other services to the manager, the administrator, the distributor, or their affiliates, and receive the independent accountants’ specific representations as to their independence. In connection with the evaluation of their independence, the independent accounting firm shall make a written report to the Committee, in such detail as the Committee may require, regarding all services the firm has provided or proposes to provide to the Funds’ Adviser, administrator, distributor, or their affiliates. It is a responsibility of the Committee to engage actively in a dialogue with the independent accountants with respect to any disclosed relationship or service that may impact the objectivity and independence of the accountants and to take, or recommend that the full Board take, appropriate action to oversee independence of auditors.

•	Review the arrangements for and scope of the annual audit of the Funds.

•

Review the Funds’ financial statements contained in the annual and other periodic reports to shareholders with Fund management and the independent accountants, and determine whether the independent accountants are satisfied with the disclosure and content of the annual financial statements. In addition, the Committee should obtain representations from Fund management as to its assessment of the adequacy of accounting policies and procedures.

•

Review the final drafts of the Pacholder High Yield Fund, Inc.’s annual financial statements, discuss with management and the independent accountants and decide whether to recommend that the financial statements be included in such Fund’s annual report.

•

Prepare an audit committee report as required by Item 306 of Regulation S-K to be included in the proxy statements relating to the election of directors with respect to the Pacholder High Yield Fund, Inc.

•

Meet with independent counsel for the Independent Trustees and Fund Counsel in order to be informed on legal issues having the possibility of impacting the financial reporting process. This would include items of industry-wide importance and internal issues such as litigation.

•	Review the form of opinion the independent accountants propose to render to the Board and shareholders.

•	Meet periodically with the independent accountants in executive session.

•	Receive reports regarding the state of financial and audit compliance and audit compliance procedures.

•	Receive reports of the Adviser regarding the state of the Funds’ internal controls and, in the presence of the independent accountants, discuss these reports with management.

•

The Chairman and at least one other Committee member shall participate in reviews of the financial statements for the Funds prior to distribution to shareholders and shall report to the Committee on such reviews.

•

Review and approve recommendations by the Administrator for changes to the Funds’ valuation policies for submission to the entire Board for its approval, oversee the implementation of the Funds’ valuation policies by the Administrator and determine whether to approve the fair value recommendations for specific investments pursuant to the Funds’ valuation policies; and

3

•	To review and act on such other matters as referred to the Committee by the Governance Committee or the Boards.

Periodically, as the Committee deems appropriate, the Committee shall:

•	Consider the effect of any changes in accounting principles or practices proposed by management or the independent accountants.

•

Consider and pre-approve any non-audit services to be provided by the independent accountants to the Funds or to the Funds’ Adviser or “Service Affiliates” (if the service provided by the independent accountant to that Service Affiliate relates directly to the operations and financial reporting of the Funds) and the fees to be charged for such non-audit services. For purposes of this Audit Committee Charter, Service Affiliates include any entity controlling, controlled by, or under common control with the Funds’ Adviser that provides ongoing services to the Funds.

•	Review the scope of any internal audits to be performed that impact the operations and financial reporting of the Funds and any related findings of the internal auditors.

•	Review, as necessary, the impact of any material valuation events on the Funds’ financial statements.

•

Undertake such other investigations and consider such other matters of a financial nature including comments by the Securities and Exchange Commission or any other regulators (of the Adviser or the Funds) as the Committee deems appropriate.

•

Review with the Adviser any comments or criticisms from the Commission or any other regulators related to the financial statements of the Funds as brought to the attention of the Committee and establish procedures, to the extent necessary, for monitoring the resolution of such issues.

•

Maintain procedures (a summary of which is attached hereto as Exhibit A) for the confidential, anonymous submission by employees and officers of the Funds, their affiliates, or any other provider of accounting related services of concerns or complaints regarding any accounting, internal audit controls or audit matter and the retention of records related to the retention and treatment of such concerns in accordance with the requirements of the Sarbanes Act and to address reports from attorneys or auditors of possible violation of federal or state law or fiduciary duty.

•

Establish procedures (a copy of which is attached hereto as Exhibit B) for the receipt, retention, and treatment of complaints received by the Pacholder High Yield Fund, Inc., its investment Adviser, administrator, or any other provider of accounting services related to the Fund, internal accounting controls, or auditing matters.

RELIANCE ON SERVICE PROVIDERS

The Administrator and Adviser shall inform the Committee of matters requiring Committee oversight as required in this Charter. The Committee may rely on management and other service providers to supply information reasonably necessary for the Committee to carry out its responsibilities. The Chairman of the Committee shall be responsible for assuring that each item that is a responsibility of the Committee shall be placed on the agenda of the Committee for at least one meeting during each year.

INDEPENDENT COUNSEL OR ADVISERS

The Committee is authorized to engage independent counsel or other advisers to assist it in carrying out its responsibilities. The costs of engaging independent counsel or other advisers will be borne by the Funds.

4

ANNUAL REVIEW

The Committee shall review and reassess the adequacy of this Charter at least once per year.

AMENDMENTS

The Board may amend this Charter by a vote, including a vote of a majority of the Independent Trustees.

LIMITS ON COMMITTEE RESPONSIBILITY

The Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Funds has the responsibility for preparing the financial statements and implementing internal controls, and disclosure controls and procedures, and the independent accountants have the responsibility for auditing the financial statements. The independent accountants also will consider the internal control over financial reporting for the purpose of determining the nature, timing and extent of their audit procedures; any material weaknesses or significant deficiencies identified during the audit will be communicated to the Committee. The review of the financial statements by the Committee is not of the same scope or quality as the audit performed by the independent auditors.

The responsibilities of the Committee do not include reviews of the valuation and calculation of the net asset value of any of the Funds, as this responsibility is central to the oversight role of the Boards as a whole. In addition, subject to the general oversight responsibility of the Boards, day-to-day responsibility for valuation decisions on behalf of the Funds has been delegated to the Administrator, with assistance from the Adviser and Sub-Advisers. Accordingly, neither the Committee nor its individual members are in any way responsible for the day-to-day operational aspects of the valuation process.

5

Appendix 2

PACHOLDER HIGH YIELD FUND, INC.

(the “Fund”)

AUDIT AND VALUATION COMMITTEE REPORT

The Audit and Valuation Committee (the “Audit Committee”) of the Board of Directors of the Fund met on February 12, 2014 to review the Fund’s audited financial statements for the fiscal year ended December 31, 2013. The Audit Committee operates pursuant to its charter, which sets forth the roles of the Fund’s management, independent auditors, the Board of Directors and the Audit Committee in the Fund’s financial reporting process. Pursuant to the charter, the Fund’s management is responsible for the preparation, presentation and integrity of the Fund’s financial statements, internal controls, and for the procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors for the Fund are responsible for planning and carrying out proper audits and reviews. The role of the Audit Committee is to assist the Board of Directors in its oversight of the financial reporting process by, among other things, reviewing the scope and results of the Fund’s annual audit with the Fund’s independent auditors and recommending the initial and ongoing engagement of such auditors.

In performing its oversight function, the Audit Committee has reviewed and discussed the audited financial statements with the Fund’s management and its independent auditors, PricewaterhouseCoopers LLP. The Audit Committee has discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 and has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1. The Audit Committee also has discussed the independence of PricewaterhouseCoopers LLP with PricewaterhouseCoopers LLP.

Members of the Audit Committee rely without independent verification on the information provided and the representations made to them by management and PricewaterhouseCoopers LLP. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies or appropriate internal controls and procedures designed to ensure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not guarantee that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that PricewaterhouseCoopers LLP is in fact “independent.”

Based upon this review and related discussions, and subject to the limitations on the role and responsibilities of the Audit Committee set forth above and in the charter, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Fund’s Annual Report for the year ended December 31, 2013.

This report has been approved by all of the members of the Audit Committee (whose names are listed below), each of whom has been determined to be independent pursuant to Section 803A the NYSE MKT Company Guide.

Submitted by the Audit Committee of the Fund’s Board of Directors.

/s/ James Schonbachler	/s/ Mary Martinez	/s/ Mitchell Merin
James Schonbachler	Mary Martinez	Mitchell Merin

/s/ Fred Ruebeck
Fred Ruebeck

As Approved on February 12, 2014

Appendix 3

JPMORGAN FUNDS

GOVERNANCE COMMITTEE CHARTER

(As Amended February 2012)

ORGANIZATION

There shall be a committee of the Boards of Trustees* (the “Boards”) of the JPMorgan Funds, including the Pacholder High Yield Fund, Inc., (the “Funds”) to be known as the Governance Committee (the “Committee”). With respect to the Pacholder High Yield Fund, Inc., the Governance Committee shall function as the Nominating Committee and Compensation Committee for purposes of Sections 804 and 805 of the NYSE Amex Company Guide. The Committee shall be composed solely of Trustees who are not “interested persons” of the Funds as defined by the Investment Company Act of 1940, as amended, and who are independent as defined in the NYSE Amex Company Guide 803A and satisfy the requirements of NYSE Amex Company Guide 803B(2) (“Independent Trustees”). The Chairman of the Boards shall determine the number of Committee members, shall nominate the members of the Committee and shall appoint the Chairperson of the Committee, subject to the approval of the full Boards. The Chairperson of the Committee shall set the agenda for, and preside at, each meeting of the Committee and shall engage in such other activities on behalf of the Committee as shall be determined from time to time by the Committee.

MEETINGS

The Committee may meet either on its own or in conjunction with meetings of the Boards. Meetings of the Committee may be held in person, by video conference or by conference telephone. Where appropriate, the Committee may take action by unanimous written consent in lieu of a meeting.

RESPONSIBILITIES

The duties of the Committee are:

•

to select and nominate persons for election or appointment as Trustees including Independent Trustees and Trustees who are interested persons of the Funds (i) as additions to the Boards, (ii) to fill vacancies which, from time to time, may occur in the Boards, (iii) for election by the Funds’ shareholders at meetings called for the election of Trustees, including the Pacholder High Yield Fund, Inc.’s annual meeting, and (iv) for election by holders of preferred shares of the Pacholder High Yield Fund, Inc. voting as a separate class;

•	to review from time to time the compensation payable to the Trustees and to make recommendations to the Boards with respect thereto;

•	to establish Trustee expense policies;

•	to review and evaluate from time to time the functioning of the Boards and the various committees of the Boards and to make recommendations to the Boards with respect thereto;

•	to consider and recommend the appointment or removal of the Funds’ Senior Officer;

•	to consider and approve the compensation of the Funds’ Senior Officer;

•	to approve the retention and compensation of consultants, experts or staff as may be reasonably necessary to assist the Senior Officer in the performance of his or her duties;

*	The term “Board of Trustees” also refers to “Board of Directors” and the term “Trustee” also refers to “Director”.

1

•	to receive compliance reports from the Funds’ Senior Officer at regular meetings of the Committee and, as necessary, between meetings of the Boards;

•	to select independent legal counsel to the Independent Trustees and recommend the retention of such counsel to the Independent Trustees;

•	to select legal counsel to the Funds and recommend the retention of such counsel to the Board of Trustees and to provide ongoing monitoring of counsel’s fees;

•	to consult with independent counsel for the Independent Trustees so that the Committee may be apprised of regulatory developments affecting governance issues;

•	to oversee and report to the Boards on the risk management processes for the Funds;

•	to oversee on going civil litigation affecting the Funds, the Adviser or the Board of Trustees;

•	to oversee regulatory issues or deficiencies affecting the Funds (except with respect to financial matters considered by the Audit Committee);

•	to establish and revise, as appropriate, a Trustee Investment Policy concerning Trustee investments in the Funds;

•	to oversee and review matters with respect to service providers to the Funds (except with respect to auditors);

•	to review from time to time shareholder correspondence to the Boards; and

•	to select and recommend continuing education and industry seminars; and

•	to review and act upon such other matters as are referred to the Committee by the Boards.

NOMINATION OF TRUSTEES

After a determination by the Committee that a person should be nominated as an additional Trustee, or as soon as practical after a vacancy occurs or it appears that a vacancy is about to occur for a Trustee position on any of the Boards, the Committee shall nominate a person for appointment by a majority of the members of the Boards to add to the Boards or to fill the vacancy. Prior to a meeting of the shareholders of the Funds called for the purpose of electing Trustees, the Committee shall nominate one or more persons for election as Trustees at such meeting.

Evaluation by the Committee of a person as potential nominee to serve as a Trustee should include (but need not be limited to):

•

upon advice of independent legal counsel to the Boards, whether or not a person being considered for nomination as an Independent Trustee is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee of the Funds;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee;

•

the contribution which the person can make to the Boards and the Funds, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person;

•	desirable personality traits of the individual including independence, leadership and the ability to work with the other members of the Boards; and

2

•	consistent with the Investment Company Act of 1940, as amended (the “1940 Act”), the Committee may consider recommendations from management in its evaluation process as it deems appropriate.

The Committee shall review nominees recommended to the Board by shareholders and shall evaluate such nominees in the same manner as it evaluates nominees identified by the Committee.

As long as any Class of any Fund is subject to any provision of the 1940 Act and/or any rule or regulation adopted thereunder that requires that the selection and nomination of the Independent Trustees of a Fund be limited solely to the discretion of the Independent Trustees, the Committee shall comply with such requirements.

In seeking out potential nominees and in nominating persons to serve as Independent Trustees of the Funds, the Committee shall not discriminate against any person based on his or her race, religion, national origin, sex, physical disability and other factors not relevant to the person’s ability to serve as an Independent Trustee.

REVIEW OF COMPENSATION

At least annually, the Committee shall review and recommend the amount of compensation payable to the Independent Trustees and other Trustees who are not employees of any adviser or principal underwriter of any Fund and report its findings and recommendation to the Boards. Compensation shall be based on the responsibilities and duties of the Independent Trustees and such other Trustees and the time required to perform these duties. The Committee shall also make recommendations to the Boards regarding matters related to compensation, including deferred compensation plans, expense reimbursement policies and policies for the Independent Trustees and such other Trustees, and shall monitor any and all such policies and deferred compensation plans.

EVALUATION FACTOR

The Committee shall consider, be responsible for and implement any periodic self-evaluation process of the Boards and all committees of the Boards.

SELECTION OF COUNSEL

The Committee shall consider and oversee the selection of independent legal counsel to the Independent Trustees in accordance with Rule 0-1(a)(6) under the 1940 Act and shall recommend such counsel to the Independent Trustees. In making such selection the Committee will examine and monitor such legal counsel’s client relationships in order to ascertain continued independence.

SHAREHOLDER COMMUNICATIONS

The Committee will review shareholder correspondence to the Boards. Shareholders wishing to send communications to any of the Boards or specific members of such Boards will be directed to submit communications only in written form. All such shareholder communications should clearly identify the specific Boards or specific Board members to which each communication is directed and should be sent to the attention of the Trust’s Secretary, at 270 Park Avenue, New York, New York 10017 in the first instance. The Trust’s Secretary will maintain a copy of any such communication and promptly forward each such communication to the Committee no less frequently than monthly. The Committee will periodically review such communications and determine how to respond. Other Trustees will receive, no less frequently than quarterly, a summary of all shareholders communications received during the prior quarter, which summary shall specifically identify the substance of all such communications.

3

REVIEW OF COMMITTEE AND CHARTER

The Committee shall periodically review the role of the Committee and this Charter and make recommendations to the Independent Trustees with respect thereto.

MAINTENANCE OF CHARTER

Each Fund shall maintain and preserve in an easily accessible place a copy of the Committee Charter established for the Fund and any modification to the Charter.

4

EXHIBIT A

PRINCIPAL SHAREHOLDERS OF THE FUND†

As of February 12, 2014, the following persons were the owners of more than 5% of the outstanding shares of the following classes of shares of the Fund. Shareholders indicated with an (*) below hold greater than 25% of the class of shares indicated and therefore may be deemed to be “controlling persons” of the Fund:

Title of Class	Name of Beneficial Ownership	Amount and Nature of Beneficial Ownership	Percent of Class
Auction Rate Preferred Shares	Citigroup Global Markets Inc. Citigroup Financial Products Inc. Citigroup Global Markets Holdings Inc. Citigroup Inc. (collectively, “Citigroup”)*	939 shares as of December 31, 2009[1] Broker Dealer and Parent Company or Control Person	54.6%[1]

Auction Rate Preferred Shares	Morgan Stanley Morgan Stanley & Co. Incorporated (collectively, “Morgan Stanley”)*	486 Shares as of December 31, 2013[2] Broker Dealer and Parent Company or Control Person	28.3%[2]

Common Stock	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation (collectively, “First Trust”)	1,108,659 shares as of December 31, 2013[3] Broker Dealer, Investment Adviser and Parent Company or Control Person	8.54%[3]

†	Ownership information for those persons who own 5% or more of a class of our outstanding shares is based upon Schedule 13 filings made with the Securities and Exchange Commission.

(1)	The following information is based on a Schedule 13G filed by Citigroup on February 3, 2010. The address of Citigroup is 388 Greenwich Street, New York, NY 10013 except for Citigroup Inc. for which the address is 399 Park Avenue, New York, NY 10043.

(2)	The following information is based on a Schedule 13G filed by Morgan Stanley on January 17, 2014. The address of Morgan Stanley is 1585 Broadway, New York, NY 10036.

(3)	The following information is based on a Schedule 13G filed by First Trust on January 16, 2014. The address of First Trust is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 270 Park Avenue New York, NY on April 23, 2014

Please detach at perforation before mailing.

PROXY	PACHOLDER HIGH YIELD FUND, INC. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held on April 23, 2014	PROXY

Common Stock, $.01 Par Value

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints James E. Gibson, Wendy S. Setnicka and Joy C. Dowd, and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Common Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 23, 2014, and at any adjournments thereof.

Receipt of the Notice of Annual Meeting of Shareholders dated March 1, 2014 and the accompanying Proxy Statement, which describes the matters to be considered and voted on, is hereby acknowledged. This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Please sign exactly as your name appears on this Proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign, ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.

Signature

Signature (if held jointly)

Date	PHF_25372_021914_A

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND RETURN USING THE ENCLOSED ENVELOPE PROVIDED.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials

for the Pacholder High Yield Fund, Inc. Shareholder Meeting to Be Held on April 23, 2014.

The Proxy Statement and Annual Report for this meeting are available at: https://www.proxy-direct.com/phf-25372

Please detach at perforation before mailing.

The Board of Directors recommends a vote FOR the listed nominees.

PLEASE MARK VOTES AS IN THIS EXAMPLE:    ¢

1.	Election of Directors:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
				☐	☐	☐

	01. John F. Finn	02. Dr. Matthew Goldstein	03. Robert J. Higgins
	04. Frankie D. Hughes	05. Peter C. Marshall	06. Mary E. Martinez
	07. Marilyn McCoy	08. Mitchell M. Merin	09. William G. Morton, Jr.
	10. Dr. Robert A. Oden, Jr.	11. Marian U. Pardo

To withhold your vote for any nominee(s), mark the “For All Except” box and write the nominee’s number on the line provided below.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND RETURN USING THE ENCLOSED ENVELOPE PROVIDED.

PHF_25372_021914_A

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 270 Park Avenue New York, NY on April 23, 2014

Please detach at perforation before mailing.

PROXY	PACHOLDER HIGH YIELD FUND, INC. NOTICE OF ANNUAL MEETING OF SHAREHOLDERS To be held on April 23, 2014	PROXY

Series W Auction Rate Cumulative Preferred Stock, $.01 Par Value

This proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints James E. Gibson, Wendy S. Setnicka and Joy C. Dowd, and each of them, as proxies with power of substitution, and hereby authorizes each of them to represent and to vote as designated on the reverse side, all the shares of Series W Auction Rate Cumulative Preferred Stock, par value $.01 per share, of Pacholder High Yield Fund, Inc. which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on April 23, 2014, and at any adjournments thereof.

Receipt of the Notice of Annual Meeting of Shareholders dated March 1, 2014 and the accompanying Proxy Statement, which describes the matters to be considered and voted on, is hereby acknowledged. This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting and any adjournments thereof.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Please sign exactly as your name appears on this Proxy. An executor, administrator, trustee or guardian should sign as such. If more than one trustee, all should sign, ALL JOINT OWNERS MUST SIGN. If a corporation, please provide the full name of the corporation and the name of the authorized officer signing on its behalf.

Signature

Signature (if held jointly)

Date	PHF_25372_021914_B

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND RETURN USING THE ENCLOSED ENVELOPE PROVIDED.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials

for the Pacholder High Yield Fund, Inc. Shareholder Meeting to Be Held on April 23, 2014.

The Proxy Statement and Annual Report for this meeting are available at: https://www.proxy-direct.com/phf-25372

Please detach at perforation before mailing.

The Board of Directors recommends a vote FOR the listed nominees.

PLEASE MARK VOTES AS IN THIS EXAMPLE:    ¢

1.	Election of Directors:			FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
				☐	☐	☐

	01. John F. Finn	02. Dr. Matthew Goldstein	03. Robert J. Higgins
	04. Frankie D. Hughes	05. Peter C. Marshall	06. Mary E. Martinez
	07. Marilyn McCoy	08. Mitchell M. Merin	09. William G. Morton, Jr.
	10. Dr. Robert A. Oden, Jr.	11. Marian U. Pardo	12. Frederick W. Ruebeck
13. James J. Schonbachler

To withhold your vote for any nominee(s), mark the “For All Except” box and write the nominee’s number on the line provided below.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY AND RETURN USING THE ENCLOSED ENVELOPE PROVIDED.

PHF_25372_021914_B